_________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  October 14, 1997


          CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of the CWMBS, INC., Home Equity Mortgage Loan Asset-Backed Trust, Mortgage Pass-Through Certificates, Series SPMD 1997-A).


                           CWMBS, INC.
     ------------------------------------------------------
     (Exact name of registrant as specified in its charter)


          Delaware               333-26425          95-4449516
----------------------------   ------------     -----------------
(State or Other Jurisdiction   (Commission     (I.R.S. Employer
     of Incorporation)         File Number)   Identification No.)




       4500 Park Granada
       Calabasas, California                         91302
     -------------------------                    ----------
       (Address of Principal                      (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code (818) 304-5591
                                                   ----- --------

_________________________________________________________________


Item 5.   Other Events.
----      ------------

Filing of Derived Materials
---------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series SPMD 1997-A

     In connection with the offering of the Mortgage Pass-Through Certificates, Series SPMD 1997-A, Greenwich Capital Markets, Inc. ("GCM"), as the underwriter of the Class A Certificates, has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Company provided GCM with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials of GCM listed as Exhibit 99.1 hereto, are filed on Form SE dated October 14, 1997.












-------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and Prospectus Supplement of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series SPMD 1997-A.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Derived Materials.
          (filed on Form SE dated October 14, 1997).




                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CWMBS, INC.



                              By: /s/ David A. Spector
                                  -------------------------------
                                  David A. Spector
                                  Vice President



Dated:  October 14, 1997




                                Exhibit Index
                                -------------


Exhibit                                                                  Page
-------                                                                  ----

99.1      Derived Materials